SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BALDOR ELECTRIC COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BALDOR ELECTRIC COMPANY
P. O. Box 2400
5711 R. S. Boreham, Jr. Street
Fort Smith, Arkansas 72902

March 18, 2004

To our Shareholders:

You are cordially invited to attend Baldor’s 2004 Annual Shareholders’ Meeting.

On the following pages you will find the Notice of Meeting, which lists the matters to be conducted at the meeting, and the Proxy Statement. Our Shareholders’ Meeting will include a review of 2003 and a discussion of the opportunities and challenges ahead of us. We believe you will find it interesting.

All shareholders are invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote your proxy as soon as possible. Your vote is important. You can vote electronically over the Internet or by telephone. You may also vote by using a traditional proxy card and mailing it to us in the enclosed postage-paid return envelope. Detailed voting instructions can be found on your proxy card.

We appreciate your continuing support.

Sincerely,

R. S. Boreham, Jr.
Chairman

BALDOR ELECTRIC COMPANY

NOTICE OF

2004 ANNUAL MEETING OF SHAREHOLDERS

Date:	Saturday, April 24, 2004

Time:	10:30 a.m., local time

Location:	Fort Smith Convention Center 800 Rogers Avenue Fort Smith, Arkansas

Items of Business:	1. To elect directors; and

2. To transact such other business as may properly come before the meeting and all adjournments thereof.

Record Date:	Only Baldor shareholders of record as of the close of business on March 10, 2004, are entitled to notice of, and to vote at, the 2004 Annual Shareholders’ Meeting and all adjournments (the “2004 Annual Meeting”).

Annual Report:	Baldor’s 2003 Annual Report to Shareholders (“2003 Annual Report”) for the fiscal year ended January 3, 2004, is available and may be included in the mailing of this Proxy Statement. This 2003 Annual Report is not a part of the proxy soliciting material. To request copies of any Baldor literature, please visit our website or contact us at:

		Mail:	Baldor Electric Company
Phone:	479-646-4711		Attn: Shareholder Relations
Fax:	479-648-5752		P O Box 2400
Website:	www.baldor.com		Fort Smith AR 72902

Proxy Voting:	Baldor’s shareholders of record can vote by one of the following methods and a proxy may be revoked as described in the following Proxy Statement:

1. By telephone,

2. By Internet, or

3. By mail.

By order of the Board of Directors

Ronald E. Tucker
Secretary

March 18, 2004

BALDOR ELECTRIC COMPANY

PROXY STATEMENT

2004 ANNUAL MEETING OF SHAREHOLDERS

Date, time, and place of meeting … The enclosed proxy is solicited on behalf of the Board of Directors of Baldor Electric Company (“Baldor”) for use at the 2004 Annual Meeting of its shareholders. The meeting will be held as follows:

Time:	10:30 a.m., local time	Location:	Fort Smith Convention Center
800 Rogers Avenue
Date:	Saturday, April 24, 2004		Fort Smith, Arkansas

Company location and proxy mailing … Baldor’s principal executive offices are located at 5711 R. S. Boreham, Jr. Street, Fort Smith, Arkansas 72901. This Proxy Statement and the accompanying form of proxy are first being sent to our shareholders on or about March 18, 2004.

VOTING

Shareholders entitled to vote … Only the holders of record of Baldor’s common stock, par value $0.10 per share (the “Common Stock”), at the close of business on March 10, 2004, will be entitled to notice of and to vote at the 2004 Annual Meeting. There were 32,924,728 shares of Common Stock outstanding as of the close of business on March 10, 2004. Each share of Common Stock entitles the holder to one vote on each item of business to be presented for shareholder vote at the 2004 Annual Meeting.

Quorum … A majority of the issued and outstanding shares entitled to vote and represented in person or by proxy will constitute a quorum for the transaction of business at the 2004 Annual Meeting. Shares represented by properly executed proxies will be counted for determining whether a quorum exists. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter (a “broker non-vote”), the related shares will only be considered as present and entitled to vote for that particular matter.

Vote required … The affirmative vote of the holders of a majority of the shares constituting a quorum is required for the election of directors as set forth in Proposal 1. Shares represented by proxies that direct that the shares be voted to abstain or to withhold a vote on a matter, and broker non-votes deemed to be present, will have the effect of a vote against that proposal. Shares represented by proxies that are marked to deny discretionary authority on other matters will be treated as shares present and entitled to vote on those matters and will have the same effect as a vote against approval of such proposals.

Voting methods … You may vote your shares by telephone, over the Internet, or by mail as indicated on the attached proxy card. If you vote by telephone or Internet, you do not need to return your proxy card. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

Vote at the Annual Meeting … Your choice of voting method will not limit your right to vote at the 2004 Annual Meeting. If you are not a shareholder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

Voting by employee-participants … Baldor sponsors the Baldor Electric Company Employees’ Profit Sharing and Savings Plan (the “Profit Sharing and Savings Plan”). One of the ten investment options for employee-participants is the Baldor Stock Fund. Employee-participants individually have the right to direct the trustee of the Profit Sharing and Savings Plan how to vote the shares of Common Stock that are allocated to their individual accounts. Employee-participants may use the telephone, Internet, or mail to direct the trustee on how to vote their shares. Instructions on the various voting methods can be found on the employee-participants direction card. The Profit Sharing and Savings Plan requires that: 1) the shares of Common Stock not yet allocated to the accounts of employee-participants will be voted in proportion to the votes cast by employee-participants, and 2) if the direction card is signed and returned without any direction, the shares of Baldor’s Common Stock will be voted in proportion to the shares in the Profit Sharing and Savings Plan that were voted by employee-participants.

Proxies … The persons named in the proxy are authorized to vote the shares of the shareholders giving the proxy for any nominee except those nominees with respect to whom authority has been withheld. All shares that have been properly voted and not revoked will be voted at the 2004 Annual Meeting in accordance with the instructions received. If the form of proxy is signed and returned without any direction, shares of Baldor’s Common Stock will be voted FOR the election of the Board’s slate of nominees. A shareholder may revoke a properly voted proxy at any time before it is exercised either by attending the meeting and voting in person or by notifying the Secretary of Baldor in writing at the address found on page 1 of this proxy statement under the caption “Company location and proxy mailing”.

Cost of proxy solicitation … Baldor will pay for the cost of the solicitation of proxies. Regular employees of Baldor, without additional compensation, may personally solicit proxies or use mail systems, facsimile, telephone, or other reasonable means to solicit proxies. Brokerage firms, banks, nominees, and others will be requested to forward proxy materials to the beneficial owners of Baldor’s Common Stock held of record by them. Currently, there is no plan to solicit proxies by specially engaged employees or other paid solicitors; however, this may be done if deemed necessary.

PROPOSAL 1 — ELECTION OF DIRECTORS

Baldor’s Restated Articles of Incorporation and Bylaws, as amended, provide for a classified Board of Directors. The Board is divided into three classes. Each class expires at different times. Three members are to be elected to the Board of Directors in 2004. Each member elected in 2004 will serve for a term of three years.

The persons named in the enclosed proxy intend to vote the proxy for the election of the three nominees named below as directors of Baldor. Each nominee listed below will be voted FOR unless the shareholder indicates on the proxy that the vote for any one or more of the nominees should be withheld or contrary directions are indicated.

The Board of Directors has no reason to doubt the availability of the nominees and each has indicated a willingness to serve if elected. If any nominee declines or is unable to serve, the Board of Directors, in its discretion, may either reduce the size of the Board or the proxies will be voted for a substitute nominee designated by the Board of Directors.

Information Regarding the Nominees for Directors

to be Elected in 2004 for Terms Ending in 2007

R. S. Boreham, Jr. … Baldor’s Chairman of the Board since 1981 and Chief Executive Officer from 1978 through 1992; Director of USA Truck, Inc. (NASDAQ) since 1992.

R. L. Qualls … Independent Business and Financial Consultant, providing assistance to corporations, including Baldor; Baldor’s Vice Chairman of the Board from 1996 through 2000, Chief Executive Officer from 1993 through 1997, and President from 1990 through 1996 (retired December 2000); Director of Bank of the Ozarks, Inc. (NASDAQ) since 1997.

Barry K. Rogstad … Former President of the American Business Conference, a coalition of mid-size fast-growing firms, which promotes public policies to encourage growth, job creation, and a higher standard of living for all Americans, for more than five years (retired 2002); Former Partner and Chief Economist with Coopers and Lybrand.

Information Regarding the Directors Who Are Not Nominees for Election

and Whose Terms Continue Beyond 2004

Jefferson W. Asher, Jr. … Independent Management Consultant, providing assistance to corporations, attorneys, banking institutions, and other creditors, for more than five years; Director of California Beach Restaurants, Inc. since 1992; Director of Zing Wireless, Inc. since 1999.

Merlin J. Augustine, Jr. … Assistant Vice Chancellor for Finance and Administration and Director of Customer Relations at the University of Arkansas in Fayetteville for more than five years; Member of the Board of Arkansas Science and Technology Authority since 2000; Founder and Chief Executive Officer of M&N Augustine Foundation for Human Development, Inc. established in 1992.

Richard E. Jaudes … Partner at Thompson Coburn LLP, a law firm that provides legal counsel to Baldor, since 1997.

John A. McFarland … Baldor’s Chief Executive Officer since January 2000, President since November 1996, Executive Vice President—Sales and Marketing from August 1996 to November 1996, and Vice President - Sales from May 1991 to August 1996.

Robert J. Messey … Senior Vice President and Chief Financial Officer of Arch Coal, Inc. (NYSE), the nation’s second largest coal producer, since December 2000; Vice President—Financial Services of Jacobs Engineering Group, Inc. (NYSE), one of the nation’s largest engineering firms, from 1999 thru December 2000; Senior Vice President and Chief Financial Officer of Sverdrup Corporation from 1993 to 1999 (Sverdrup Corporation merged with Jacobs Engineering Group, Inc. in 1999).

Robert L. Proost … Financial Consultant and Lawyer; Former Director, Corporate Vice President, Chief Financial Officer, and Director of Administration of A.G. Edwards & Sons, Inc., a securities brokerage and investment banking firm which previously provided investment banking services to Baldor (retired March 2001); Former Director, Vice President, and Chief Financial Officer of A.G. Edwards, Inc. (NYSE), and of various subsidiaries (retired March 2001).

General Information Regarding

Current Directors and Nominees for Election

Name	Year of Birth	Director Since	Current Term Expires
Jefferson W. Asher, Jr.	1924	1973	2005
Merlin J. Augustine, Jr.	1943	2000	2006
R. S. Boreham, Jr.	1924	1961	2004
Richard E. Jaudes	1943	1999	2005
John A. McFarland	1951	1996	2006
Robert J. Messey	1946	1993	2005
Robert L. Proost	1937	1988	2006
R. L. Qualls	1933	1987	2004
Barry K. Rogstad	1940	2001	2004

Information About the Board of Directors

and Committees of the Board

Board of Directors … In addition to its normal responsibilities, the Board of Directors, as a whole, has historically reviewed items relating to corporate governance. In February 2004, the Board of Directors established a Corporate Governance Committee and formal procedures for meetings of Non-Management Directors (see captions “Corporate Governance Committee” and “Non-Management Directors”). During the fiscal year ended January 3, 2004 (“fiscal year 2003”), the Board of Directors held four meetings. Each director attended at least 75% of the board meetings. It is Baldor’s practice that all directors attend the Company’s Annual Shareholders’ Meetings and all directors did attend the meeting held in 2003. Below are the current committee memberships and other information about the committees of the Board of Directors.

Name	Non-Management Directors	Executive Committee	Audit Committee	Stock Option Committee	Nominating Committee	Compensation Committee	Corporate Governance Committee
Jefferson W. Asher, Jr.	*			Chairman	*
Merlin J. Augustine, Jr.	*			*	*
R. S. Boreham, Jr.		*
Richard E. Jaudes	*						*
John A. McFarland		Chairman
Robert J. Messey	*		Chairman			*
Robert L. Proost	*		*		Chairman
R. L. Qualls	Presiding Director	*		*		Chairman	Chairman
Barry K. Rogstad	*		*			*	*

Meetings held during fiscal year 2003	N/A	6	8	4	2	4	N/A

*	Committee membership

Executive Committee … Between meetings of the Board, the Executive Committee is empowered to act in lieu of the Board of Directors except on those matters for which the Board of Directors has specifically reserved authority to itself or as set forth in Baldor’s Bylaws, as amended. The

Executive Committee administers the 1989 Stock Option Plan for Non-Employee Directors (the “1989 Plan”) and the 1996 Stock Option Plan for Non-Employee Directors (the “1996 Plan”) both of which have expired except for options outstanding. The Executive Committee also administers the Stock Option Plan for Non-Employee Directors (the “Director Plan”) that was approved by Baldor’s shareholders in 2001. The Executive Committee is comprised of two directors who are executive officers and employees of Baldor and one independent director.

Audit Committee … The Audit Committee shall perform those duties and responsibilities as set out in the Audit Committee Charter. More information regarding the Audit Committee can be found in this proxy statement under the captions “The Audit Committee Report” and “Statement of Audit Committee Member Independence and Financial Expertise”. The Audit Committee is comprised of three independent directors.

Stock Option Committee … The Stock Option Committee administers Baldor’s 1987 Incentive Stock Plan (the “1987 Plan”) and 1994 Incentive Stock Plan (the “1994 Plan”). These plans are employee stock plans. The Stock Option Committee also administers the 1990 Stock Plan for District Managers (the “1990 Plan”). The 1987 Plan has expired except for outstanding options. Awards may still be made from the 1994 Plan and the 1990 Plan. The Stock Option Committee has the exclusive authority to determine which of the eligible participants are to receive awards and to determine the amount and the terms and conditions of the awards made to each participant. The Stock Option Committee is comprised of three independent directors.

Nominating Committee … The Nominating Committee is responsible for searching for and reviewing possible candidates for the Board of Directors. The Committee is also responsible for proposing to the Board of Directors a slate of directors for election by the shareholders at each Annual Meeting and proposing candidates to fill any vacancies on the Board. The Nominating Committee is comprised of three independent directors.

Compensation Committee … The Compensation Committee is responsible for approving the salary and contingent compensation arrangements for the Named Executive Officers. This Committee, in combination with the Stock Option Committee, also approves any stock options granted to the Named Executive Officers. The Compensation Committee is comprised of three independent directors.

Corporate Governance Committee … The Corporate Governance Committee is responsible for the Company’s corporate governance guidelines and evaluation. The Corporate Governance Committee is comprised of three independent directors.

Director Compensation … Under the terms of the Director Plan, eligible directors received an option grant on May 5, 2003. Each grant included: (1) an option to purchase 3,240 shares of Baldor’s Common Stock having an exercise price of $22.31 (the composite closing price of the Common Stock on that date), and (2) an option to purchase 2,160 shares of Baldor’s Common Stock having an exercise price of $11.155 (50% of the composite closing price of the Common Stock on that date). The annual option grants become exercisable immediately and all options expire ten years after the grant date. Only non-employee directors are compensated for their services on the Board of Directors. A summary of the quarterly fees paid for board and committee service for fiscal year 2003 follows.

	Director	Executive Committee	Audit Committee	Stock Option Committee	Nominating Committee	Compensation Committee	Corporate Governance Committee
Chairman	$0	$0	$4,000	$800	$400	$400	N/A
Member	$4,250	$1,500	$3,000	$800	$400	$400	N/A

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 10, 2004, regarding all persons known to Baldor to be the beneficial owners of more than five percent of Baldor’s Common Stock. The table also includes security ownership for each director of Baldor, each nominee for election as a director, each of the executive officers named in the Summary Compensation Table (the “Named Executive Officers”), and all executive officers and directors as a group.

Name	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Baldor Electric Company
Employees’ Profit Sharing and Savings Plan P. O. Box 2400 Fort Smith, Arkansas 72902	3,191,624	(2)	9.7%
Mackenzie Financial Corporation 150 Bloor Steet West – Suite M 111 Toronto, Ontario M5S 3B5 (Canada)	1,790,150	(3)	5.4%
R. S. Boreham, Jr.	1,569,527	(4)	4.7%
John A. McFarland	352,245	(5)	1.1%
R. L. Qualls	200,707	(6)	*
Gene J. Hagedorn	133,222	(7)	*
Jefferson W. Asher, Jr.	104,884	(8)	*
Robert L. Proost	90,260	(9)	*
Ronald E. Tucker	70,904	(10)	*
Randal G. Waltman	62,882	(11)	*
Robert J. Messey	62,871	(12)	*
Richard E. Jaudes	22,741	(13)	*
Merlin J. Augustine, Jr.	21,092	(14)	*
Barry K. Rogstad	17,200	(15)	*
All executive officers and directors as a group (19 persons)	3,114,120	(16)	9.2%

*	Less than 1%.

(1)	Percentage is calculated in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. The numerator consists of the number of shares of Baldor’s Common Stock owned by each individual (including “options” defined on this page to include shares issuable upon exercise of stock options which are or will be exercisable within 60 days of March 10, 2004). The denominator consists of all issued and outstanding shares of Baldor’s Common Stock plus those shares that are issuable upon the exercise of stock options for that individual or group of individuals.

(2)	Based on correspondence dated March 11, 2004, received from the trustee of Baldor’s Profit Sharing and Savings Plan, Participants in such Plan have sole voting and shared investment power over 3,191,619 shares and shared voting and shared investment power over 5 shares.

(3)	Based on the Schedule 13G filed with the Securities and Exchange Commission dated December 31, 2003; sole voting and investment power.

(4)	Sole voting and investment power over 1,148,601 shares; shared voting and shared investment power over 233,411 shares; sole voting and shared investment power over 2,949 shares in the Profit Sharing and Savings Plan; includes options to purchase 184,566 shares.

(5)	Shared voting and investment power over 131,753 shares; sole voting and shared investment power over 30,492 shares in the Profit Sharing and Savings Plan; includes options to purchase 190,000 shares.

(6)	Sole voting and investment power over 175,145 shares; shared voting and investment power over 9,362 shares; includes options to purchase 16,200 shares.

(7)	Sole voting and investment power over 29,364 shares; shared voting and investment power over 22,360 shares; sole voting and shared investment power over 3,565 shares in the Profit Sharing and Savings Plan; includes options to purchase 77,933 shares.

(8)	Sole voting and investment power over 72,484 shares; includes options to purchase 32,400 shares.

(9)	Sole voting and investment power over 14,100 shares; shared voting and investment power over 27,560 shares; includes options to purchase 48,600 shares.

(10)	Sole voting and investment power over 3,362 shares; sole voting and shared investment power over 1,743 shares in the Profit Sharing and Savings Plan; includes options to purchase 65,799 shares.

(11)	Sole voting and investment power over 16,532 shares; sole voting and shared investment power over 5,184 shares in the Profit Sharing and Savings Plan; includes options to purchase 41,166 shares.

(12)	Sole voting and investment power over 362 shares; shared voting and investment power over 15,289 shares; includes options to purchase 47,220 shares.

(13)	Sole voting and investment power over 1,141 shares; includes options to purchase 21,600 shares.

(14)	Shared voting and investment power over 3,300 shares; includes options to purchase 17,792 shares.

(15)	Shared voting and investment power over 5,320 shares; includes options to purchase 11,880 shares.

(16)	Sole voting and investment power over 1,514,123 shares; shared voting and investment power over 537,702 shares; sole voting and shared investment power over 71,661 shares in the Profit Sharing and Savings Plan; includes options to purchase 990,634 shares.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid during each of Baldor’s last three fiscal years to each of Baldor’s Named Executive Officers.

Summary Compensation Table

	Year				Long Term Compensation			All Other Compensation (2)
		Annual Compensation			Awards		Payouts
Name and Principal Position		Salary	Bonus(1)	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options	LTIP Payouts
		($)	($)	($)	($)	(#)	($)	($)
John A. McFarland President and Chief Executive Officer	2003 2002 2001	300,000 270,000 270,000	284,122 222,152 221,704	0 0 0	0 0 0	26,000 26,000 26,000	0 0 0	35,135 15,015 25,489
R. S. Boreham, Jr. Chairman	2003 2002 2001	150,000 200,000 210,000	142,061 164,557 172,436	0 0 0	0 0 0	13,000 13,000 13,000	0 0 0	139,824 10,885 52,457
Gene J. Hagedorn Vice President – Materials	2003 2002 2001	130,000 125,000 125,000	80,501 69,937 53,373	0 0 0	0 0 0	6,500 6,500 6,500	0 0 0	19,890 11,596 19,628
Randal G. Waltman Vice President – Operations	2003 2002 2001	120,000 115,000 115,000	80,501 69,937 61,584	0 0 0	0 0 0	6,500 6,500 6,500	0 0 0	19,760 11,690 18,270
Ronald E. Tucker Chief Financial Officer and Secretary	2003 2002 2001	120,000 100,000 100,000	75,766 57,595 41,056	0 0 0	0 0 0	14,300 7,800 7,800	0 0 0	15,199 7,177 12,259

(1)	The amounts in this column are part of Baldor’s “contingent compensation” plan rather than bonus. The “contingent compensation” plan provides that a designated portion of the participant’s salary be paid upon attainment of specific sales and earnings targets.

(2)	The amounts disclosed in this column include: (a) contributions to Baldor Profit Sharing and Savings Plan, a defined contribution plan, and (b) premium payments on a split-dollar life insurance policy. The Baldor Profit Sharing and Savings Plan is comprised of two components: Profit Sharing and 401(k) Savings.

(a)	Baldor makes a contribution to the profit sharing plan equal to 12% of pre-tax earnings for participating companies. The profit sharing contribution is allocated among eligible employees in proportion to their total compensation. Baldor makes matching contributions to the savings plan at a rate no greater than 25% of the first 6% of the participating employee’s compensation. Due to the limits on the total amount of Baldor and employee contributions, the above Named Executive Officers did not receive their full allocation amounts to the Profit Sharing and Savings Plan.

(b)	Baldor maintains a split-dollar life insurance plan for all executive officers. Premium payments on the split-dollar life insurance policies vary according to age and insurance coverage for each executive officer. Prior to July 30, 2002: 1) Baldor made the premium payments on these policies, 2) each executive officer reimbursed Baldor for a portion of the premium that represented the full value attributable to term life coverage, and 3) amounts included as compensation for each Named Executive Officer were calculated using the interest-foregone method which more accurately reflected the benefit received by the participant. Due to requirements of the Sarbanes-Oxley Act of 2002 prohibiting loans to executive officers, the amounts included in this column for 2003 for split-dollar life insurance premiums are the entire premiums paid by Baldor and reported as compensation by each executive officer.

The fiscal year 2003 amounts in this column represent Baldor contributions and payments made as follows:

	(a)		(b)
Name	Contributions to the Profit Sharing Plan	Contributions to the 401(k) Savings	Split-Dollar Life Insurance Premiums	Other
	($)	($)	($)	($)
John A. McFarland	9,971	2,625	22,539	0
R. S. Boreham, Jr.	9,971	2,250	127,603	0
Gene J. Hagedorn	9,544	1,950	8,396	0
Randal G. Waltman	9,121	1,800	8,839	0
Ronald E. Tucker	7,686	0	7,513	0

Option Grants in Last Fiscal Year

	Individual Grants							Grant Date Present Value (1)
Name	Number of Securities Underlying Options Granted		% of Total Options Granted to Employees in Fiscal Year		Exercise Price	Market Price on Grant Date	Expiration Date
	(#)				($/sh)	($/sh)		($)
John A. McFarland	20,000 6,000	(2) (3)	6.0 1.8	% %	19.14 9.57	19.14 19.14	2/2/2013 2/2/2013	32,200 50,940
R. S. Boreham, Jr.	10,000 3,000	(2) (3)	3.0 0.9	% %	19.14 9.57	19.14 19.14	2/2/2013 2/2/2013	16,100 25,470
Gene J. Hagedorn	5,000 1,500	(2) (3)	1.5 0.4	% %	19.14 9.57	19.14 19.14	2/2/2013 2/2/2013	8,050 12,735
Randal G. Waltman	5,000 1,500	(2) (3)	1.5 0.4	% %	19.14 9.57	19.14 19.14	2/2/2013 2/2/2013	8,050 12,735
Ronald E. Tucker	11,000 3,300	(2) (3)	3.3 1.0	% %	19.14 9.57	19.14 19.14	2/2/2013 2/2/2013	17,710 28,017

(1)	Baldor used the Black-Scholes option pricing model to determine grant date present value. Calculations are based on a ten-year option term and the following weighted average variables assumptions: expected option life of 8 years; interest rate of 4.0%; annual dividend yield of 2.7%; and volatility of 2.7%. Because the present values are based on estimates and assumptions, the amounts reflected in this table may not be achieved.

(2)	Incentive stock options to purchase shares of Common Stock of Baldor were granted at the composite closing price of the Common Stock on the date of grant and are 100% exercisable six months and one day following the grant date.

(3)	Non-qualified options to purchase shares of restricted Common Stock of Baldor were granted at 50% of the composite closing price of the Common Stock on the date of grant with full vesting occurring on the fifth anniversary date. Vesting may be accelerated by early exercise or when certain events relating to change of Baldor’s ownership occur. Until vesting occurs, the restricted shares acquired on exercise of such options: (a) have dividend rights, (b) may be voted, (c) cannot be sold or transferred until they are vested, and (d) are forfeitable under certain circumstances. The options are 100% exercisable six months and one day following the grant date.

Aggregated Option Exercises in Last Fiscal Year

and FY-End Option Values

Name	Shares Acquired on Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($) (2)
	(#)	($)	(Exercisable)	(Unexercisable)	(Exercisable)	(Unexercisable)
John A. McFarland	10,000	96,925	190,000	0	993,093	0
R. S. Boreham, Jr.	0	0	184,566	0	1,180,605	0
Gene J. Hagedorn	4,400	41,794	77,933	0	510,525	0
Randal G. Waltman	4,000	30,250	41,166	0	183,836	0
Ronald E. Tucker	1,000	10,143	65,799	0	399,294	0

(1)	Represents the difference between the option exercise price and the composite closing price of the Common Stock on the date of exercise multiplied by the number of shares acquired upon exercise.

(2)	Represents the difference between the $23.21 composite closing price of the Common Stock as reported by the New York Stock Exchange on January 2, 2004, the last trading day of fiscal year 2003, and the exercise price of the options multiplied by the number of shares of Common Stock underlying the options. The numbers shown reflect the value of options accumulated over a nine-year period.

Compensation Committee Interlocks and Insider Participation

Baldor’s Board of Directors established a Compensation Committee in August 2002. The main responsibility of the Compensation Committee is to approve the salary and contingent compensation arrangements for the Named Executive Officers. The Compensation Committee, in combination with the Company’s Stock Option Committee, also approves any stock options granted to the Named Executive Officers. Prior to the establishment of the Compensation Committee, the Company had no standing compensation committee. The Executive Committee performed functions similar to those customarily performed by such committee by making recommendations to the Board; however, the Board of Directors, as a whole, approved the salary and contingent compensation arrangements for executive officers. The Stock Option Committee administers the 1987 Plan and the 1994 Plan, both Plans relating to employees. The Executive Committee administers the 1989 Plan, the 1996 Plan, and the Director Plan, all relating to non-employee directors. The 1987 Plan, the 1989 Plan, and the 1996 Plan have expired except for options outstanding. The members of the Executive, Compensation, and Stock Option Committees, and descriptions of each committee, are listed in this proxy statement under the caption “Information About the Board of Directors and Committees of the Board”. Of the directors, R. S. Boreham, Jr. and John A. McFarland were executive officers of Baldor during fiscal year 2003 and R. L. Qualls was an officer of Baldor through 2000. In fiscal year 2003, Dr. Qualls provided management consulting services for Baldor for which he was paid $48,000. These services were provided on an as-needed basis and there was no formal arrangement between Baldor and Dr. Qualls as to the terms of the consulting services.

Change of Control Arrangements

Pursuant to agreements under the 1987 Plan and the 1994 Plan, outstanding restricted Common Stock of Baldor acquired by an early exercise of a non-qualified stock option will fully vest and be free of restrictions without the requirement of any further act by Baldor or the shareholder in the event of a “Change of Control” of Baldor as defined in those agreements.

Board Report on Executive Compensation

Baldor applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of Baldor result from the coordinated efforts of all individuals working toward common objectives. Baldor strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

Baldor’s Officers’ Compensation Plan (the “Plan”) is objective, formula driven, and has been consistently applied since 1973. The Plan is designed to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value. The primary goals of the Plan are to ensure that total compensation is fair internally, is competitive externally, and offers performance motivation. For purposes of this report, total compensation is defined as salary plus contingent compensation. The Plan combines annual base compensation with contingent compensation, both of which are based upon the individual officer’s performance and Baldor’s performance. Baldor believes that the goals of the Plan are met by providing competitive compensation that will motivate and retain key employees.

Total compensation for all executive officers is established within the range of salaries and bonuses for persons holding similar positions at other comparably-sized manufacturing companies, utilizing independent salary survey data. The survey data is a composite of all manufacturing companies that are comparably sized based upon sales volume. The independent survey does not provide a detailed list of all participating companies; however, many of the participating companies are publicly traded, some of which are included in the Performance Graph. In general, the total compensation for all executive officers is expected to be slightly below the median for similar positions compared to the independent survey data. This is accomplished by establishing the annual base portion of compensation at the low end of the survey with the potential incentive portion being slightly above the median. This results in a greater emphasis being placed upon an individual officer’s performance and Baldor’s performance.

The total compensation individual officers may earn is subjective based upon the individual’s position, experience, and ability to affect Baldor’s performance. In establishing each officer’s annual base and potential contingent portion of compensation, additional consideration includes the individual’s past performance, initiative and achievement, and future potential, as well as Baldor’s performance.

The potential contingent compensation pool is based upon the sales and earnings performance of Baldor and the relative weights are 75% sales and 25% earnings. Compensation attributable to the sales component increases or decreases in relation to sales. Compensation attributable to the earnings component increases if earnings exceed a percentage of shareholders’ equity as determined by the Board of Directors and decreases if earnings are less than such amount. Each individual executive officer’s participation in the potential contingent compensation pool is determined as described above and is assigned such that if Baldor achieves its sales and earnings objectives, the salary and contingent compensation combined will be competitive with the industry and will remain consistent with Baldor’s philosophy and the Plan. The outcome of Baldor’s sales and earnings for fiscal year 2003 resulted in actual bonuses equaling 38% to 49% of total compensation for the Named Executive Officers.

Baldor also maintains stock option plans to provide additional incentives to executive officers and other employees to work to maximize shareholder value. The Stock Option Committee has granted incentive options to purchase shares of Common Stock of Baldor (at the composite closing price of the Common Stock on the date of grant) and non-qualified options to purchase shares of restricted stock (at 50% of the composite closing price of the Common Stock on the date of grant) to executive officers and other employees. Grants were made in fiscal year 2003 to Named Executive Officers and other employees to continue to encourage long-term growth and profitability. The number of options granted to each executive officer is subjective based upon individual performance, future potential, and ability to affect Baldor’s performance.

The factors considered in determining the compensation package for the Chief Executive Officer (“CEO”) for fiscal year 2003 were the same as those described above for executive officers. The total compensation for the CEO is considerably below the median of comparably sized manufacturing companies. This median was obtained from independent salary survey data that was utilized in the same manner for all executive officers. With 50% of the compensation at risk available in the form of performance contingent compensation, the CEO’s total compensation was competitive, reflected the increase in responsibilities and experience, and was reflective of Baldor’s performance. In fiscal year 2003, the CEO’s contingent compensation increased 28% as a result of Baldor’s performance in sales and earnings.

Total stock option grants to the CEO represented 7.8% of the total shares granted to employees and included: 1) incentive stock options to purchase 20,000 shares of Common Stock, and 2) non-qualified stock options to purchase 6,000 shares of Common Stock. The number of options granted was subjective based upon the CEO’s ability to affect Baldor’s performance as well as individual performance and future potential.

Baldor’s Board of Directors, as a whole, determines the compensation of the Company’s executive officers except for the Named Executive Officers. The Compensation Committee of the Board of Directors is solely responsible for the evaluation and approval of the compensation for the Named Executive Officers. The Stock Option Committee of the Board of Directors is solely responsible for all employee equity programs, including stock option grants made to executive officers. However, stock option grants made by the Stock Option Committee to the Named Executive Officers are also approved by the Compensation Committee before they become effectively granted. The Board of Directors, as a whole, and the Board’s Executive Committee, Compensation Committee, and Stock Option Committee, as appropriate, reviewed the executive compensation policies in regards to Section 162(m) of the Internal Revenue Code of 1986, as amended, pertaining to Baldor’s $1,000,000 deductibility limitation for applicable compensation paid to Named Executive Officers. In fiscal year 2003, the deductibility of Baldor’s executive compensation was not affected by the limitation under Section 162(m).

BOARD OF DIRECTORS

R. S. Boreham, Jr.	Chairman	Compensation Committee
Jefferson W. Asher, Jr.		R. L. Qualls	Chairman
Merlin J. Augustine, Jr.		Robert J. Messey
Richard E. Jaudes		Barry K. Rogstad
John A. McFarland
Robert J. Messey		Stock Option Committee
Robert L. Proost		Jefferson W. Asher, Jr.	Chairman
R. L. Qualls		Merlin J. Augustine, Jr.
Barry K. Rogstad		R. L. Qualls

Performance Graph

Comparison of Five-Year Cumulative Total Return

Among Baldor Electric Company, the S&P 500 Index, and the

Dow Jones Electrical Components & Equipment Group Index

	Dec-98	Dec-99	Dec-00	Dec-01	Dec-02	Dec-03
Baldor	100.00	91.67	109.74	110.42	108.62	129.64
S&P 500	100.00	121.04	110.02	98.87	75.78	97.71
DJ ELQ	100.00	145.67	98.30	70.17	40.67	68.06

Assumes $100 invested at year-end 1998 in

Baldor Electric Company, the S&P 500 Index, and the

Dow Jones Electrical Components & Equipment Group Index

		Compound Annual Growth Rate
Baldor	$130	5.3%
S&P 500	$98	-0.5%
DJ ELQ	$68	-7.4%

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of Baldor oversees Baldor’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee makes the following statements:

•	The Audit Committee is governed by a formal written charter (1);

•	The Audit Committee is comprised of directors that Baldor’s Board of Directors has determined to be “independent of management” and has at least one member that meets the requirement of an “audit committee financial expert” (2);

•	The Audit Committee has reviewed and discussed the annual audited financial statements with management;

•	The Audit Committee has discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Communications with Audit Committees;

•	The Audit Committee has received from the independent auditors the required written communication and discussed with them their independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees;

•	The Audit Committee has considered the compatibility of non-audit services with the auditors’ independence; and

•	The Audit Committee, based on the above reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in Baldor’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

(1)	Baldor’s Audit Committee Charter is included in this Proxy Statement as Exhibit “A”.

(2)	A detailed determination of member independency and financial expertise is included in this Proxy Statement under the sub-caption “Statement of Audit Committee Member Independence and Financial Expertise”.

Audit Committee
Robert J. Messey	Chairman
Robert L. Proost
Barry K. Rogstad

Statement of Audit Committee Member Independence and Financial Expertise

Baldor’s Board of Directors, as a whole, strongly believes that the Audit Committee and its function are extremely important to the integrity of Baldor. All members of this Committee are appointed, in substantial part, because they are financially astute, having the experience, education, and ability to read and understand financial information and regulations. The independence of each member of the Audit Committee is critically reviewed for the following requirements:

•	There is not, and has not been in the last five years, any known family relationship between any member of the Audit Committee and any other member of the Board of Directors or any employee of Baldor.

•	No member of the Audit Committee accepts compensation from Baldor other than for board service and committee membership service.

•	Members of the Audit Committee are appointed because of their qualifications of being “financially literate” and knowledgeable of securities regulations.

The current members of Baldor’s Audit Committee are listed below:

Robert J. Messey	Chairman
Robert L. Proost
Barry K. Rogstad

Baldor’s Board of Directors has paid close attention to the independency of the members of Baldor’s Audit Committee. Based on the facts including those mentioned above, the Board of Directors has determined that each member of the Audit Committee named above:

1.	has no relationship which would interfere with the exercise of independent judgment as an Audit Committee member;

2.	provides services and qualifications that are in the best interests of Baldor and its shareholders;

3.	is “independent of management” so that the member’s participation on Baldor’s Audit Committee complies with the requirements of the Sarbanes-Oxley Act of 2002 and Section 3.03 of the Listed Company Manual of the New York Stock Exchange; and

4.	has been determined to be an “audit committee financial expert” having met the requirements of such designation as required by the Sarbanes-Oxley Act of 2002 and similar requirements of Section 3.03 of the Listed Company Manual of the New York Stock Exchange.

BOARD OF DIRECTORS

R. S. Boreham, Jr. Chairman
Jefferson W. Asher, Jr.	Robert J. Messey
Merlin J. Augustine, Jr.	Robert L. Proost
Richard E. Jaudes	R. L. Qualls
John A. McFarland	Barry K. Rogstad

INDEPENDENT AUDITORS

Baldor is presently utilizing the services of Ernst & Young LLP, which has been Baldor’s independent auditor and principal accountant since 1972. The Audit Committee will consider the reappointment of Ernst & Young LLP as Baldor’s independent auditors and principal accountant for the fiscal year ending January 1, 2005, at Baldor’s next regular Audit Committee meeting in April. Representatives of Ernst & Young LLP will be present at the 2004 Annual Meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. The Audit Committee considered whether the provision of non-audit services by its auditors is compatible with maintaining its auditor’s independence. Under its Charter, the Audit Committee:

1.	shall pre-approve all audit and non-audit services provided by the independent auditors, or any other audit firm, and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation; and

2.	may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

The Audit Committee pre-approved all Audit Related and Tax services provided to Baldor by its independent auditor in 2003. A summary of the fees associated with the services performed by Ernst & Young LLP for fiscal years 2003 and 2002 follows. Audit fees include fees related to: (a) the annual audit of the consolidated financial statements, (b) reviews of the financial statements included in quarterly reports on Form 10-Q ($190,000 for 2003 and $191,985 for 2002), and (c) statutory audits required for foreign affiliates ($95,150 for 2003 and $92,457 for 2002). Audit-related fees principally include agreed upon procedures. Tax fees include: (a) U.S. tax planning ($75,000 for 2003 and $85,000 for 2002), and (b) tax compliance for foreign affiliates ($0 for 2003 and $29,153 for 2002).

Type of Fee	2003 Fees	2002 Fees
Audit	$285,150	$284,442
Audit-Related	$10,400	$2,400
Tax	$75,000	$114,153
All Other	$0	$0

CODE OF ETHICS

The Board of Directors has adopted: 1) a Code of Ethics for Certain Executives that applies specifically to the Baldor’s chief executive officer, chief financial officer, and treasurer; and 2) a Code of Ethics and Business Conduct that applies to all Baldor associates including directors, officers, employees, and affiliates. Both of these Codes are available for viewing on Baldor’s website at www.baldor.com. Any amendments to, or waivers from, the Code of Ethics for Certain Executives will also be posted on Baldor’s website.

SHAREHOLDER PROPOSALS and NOMINATIONS

Baldor has a Nominating Committee comprised of three independent directors, determined pursuant to the rules of the New York Stock Exchange (see additional in this Proxy Statement under the caption “Information About the Board of Directors and Committees of the Board”). The Nominating Committee does not currently have a formal written charter; however, it does plan to adopt a formal charter prior to the 2004 Annual Meeting and post the charter on Baldor’s website.

Any shareholder of Baldor eligible to vote in an election may make shareholder proposals and nominations for the 2005 Annual Meeting. In order to be considered for inclusion in the 2005 Proxy Statement and considered at the 2005 Annual Meeting to be held in 2005, all shareholder proposals, nominations, and notifications must: (1) comply with Baldor’s Bylaws, as amended, and (2) be appropriately received by the Secretary of Baldor on or after September 19, 2004, and on or before November 18, 2004.

The Nominating Committee of Baldor’s Board of Directors will consider candidates for Board membership proposed by shareholders who have complied with these procedures. The Nominating Committee evaluates all nominees, including current directors who may be up for re-election, based on several different professional criteria. This criteria includes knowledge of business, industry, and economic environment, educational background, professional experience, and willingness and availability to serve as a director of the Company. The Committee also considers the make-up of the Board of Directors as a whole in terms of the professional diversity represented by various occupations. Nominations recommended by the Nominating Committee to the Board of Directors are made based on professional criteria.

COMMUNICATIONS TO THE

BOARD OF DIRECTORS

Baldor’s non-management directors meet at various times throughout the year. The Presiding Director of these meetings is determined annually by the non-management directors on a rotating basis. Director R. L. Qualls is the Presiding Director for the current year (fiscal year 2004). Shareholders may communicate directly with Baldor’s Board of Directors directly by submitting correspondence or contacting Ed Ralston, Baldor’s Director of Audit Services. All communications received will be forwarded to the Directors.

Attn:	Ed Ralston	Baldor Electric Company
	Director – Audit Services	P O Box 2400
Phone:	479-646-4711	5711 R S Boreham Jr St
Fax:	479-648-5752	Fort Smith AR 72902

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on our review, all of Baldor’s reporting persons complied with all filing requirements applicable to them with respect to transactions during fiscal year 2003 except as described below. On February 2, 2003, stock options were granted to each executive officer. Due to a clerical and communicative oversight, the Forms 4 reporting this grant were not filed within the required 2-day reporting period. Each of the required Forms 4 was subsequently filed upon the realization of the oversight and within six days of the grant. As a result of this oversight, one Form 4 was filed late during fiscal year 2003 for each of the following individuals: Roland S. Boreham, Jr., Randall P. Breaux, Roger V. Bullock, Randy L. Colip, Charles H. Cramer, Gene J. Hagedorn, Jeffrey R. Hubert, Terry B. King, Tracy L. Long, John A. McFarland, Ronald E. Tucker, and Randal G. Waltman.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for consideration at the meeting by the Board of Directors or by shareholders who have requested inclusion of proposals in the Proxy Statement. If any other matter shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.

March 18, 2004

EXHIBIT “A”

BALDOR ELECTRIC COMPANY

Audit Committee

of the

Board of Directors

Charter

Approved by the Board of Directors and effective as of February 9, 2004.

Organization

This Charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors of Baldor Electric Company (“Baldor”). The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors of any changes. The Committee shall be members of, and appointed by, the Board of Directors and shall comprise at least three directors, each of whom is independent of management and Baldor. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from, and are not an affiliated person of, Baldor or its subsidiaries, and meet the independence requirements of the New York Stock Exchange listing standards. All Committee members shall be financially literate, and at least one member shall be an “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”) regulations.

Purpose

The Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to:

•	the integrity of the Baldor’s financial statements;

•	the financial reporting process;

•	the systems of internal accounting and financial controls;

•	the performance of Baldor’s internal audit function and independent auditors;

•	the independent auditor’s qualifications and independence; and

•	Baldor’s compliance with ethics policies and legal and regulatory requirements.

In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee and the independent auditors, the internal auditors, and management of Baldor.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of Baldor and with the authority and funding to engage independent counsel and such other advisors as it determines necessary to carry out its duties.

Page A - 1

Duties and Responsibilities

The primary responsibility of the Committee is to oversee Baldor’s financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that Baldor’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of Baldor’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by Baldor. The independent auditors are responsible for auditing Baldor’s financial statements and for reviewing Baldor’s unaudited interim financial statements.

In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

1.	The Committee shall be directly responsible for the appointment, retention and termination of the independent auditors, and the independent auditors shall report directly to the Committee.

2.	The Committee also shall be directly responsible for the oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting.

3.	The Committee shall pre-approve all audit and non-audit services provided by the independent auditors, or any other audit firm, and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.

4.	The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

5.	At least annually, the Committee shall obtain and review a report by the independent auditors describing:

•	The independent auditing firm’s internal quality control procedures.

•	Any material issues raised by the most recent internal quality control review, or peer review, of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	All relationships between the independent auditing firm and Baldor (to assess the independent auditing firm’s independence).

Page A - 2

6.	The Committee shall set hiring policies at Baldor for employees or former employees of the independent auditors; such policies shall be in accord with SEC regulations and New York Stock Exchange listing standards.

7.	The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

8.	The Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of Baldor’s accounting and financial controls, including Baldor’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs, such as Baldor’s Code of Ethics and Business Conduct.

9.	The Committee shall meet separately periodically with management, the internal auditors and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

10.	The Committee shall receive a report from the independent auditor, prior to the filing of its audit report with the SEC, concerning

•	All critical accounting policies and practices of Baldor.

•	All material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor.

•	Other material written communications between the independent auditor and management.

11.	The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

12.	The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

13.	The Committee shall review the interim financial statements and disclosures under Management’s discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of Baldor’s Quarterly Report on Form 10-Q. The Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

14.

Committee shall review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in Baldor’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including

Page A - 3

their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

15.	The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by Baldor regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of Baldor of concerns regarding questionable accounting or auditing matters.

16.	The Committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

17.	The Committee shall prepare its report to be included in Baldor’s annual proxy statement, as required by SEC regulations.

18.	The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

Page A - 4

FRONT OF PROXY CARD

Continental Stock Transfer & Trust Company

is the transfer agent for Baldor Electric Company.

Access to your Baldor shareholder account information and

other shareholder services are available on the Internet at

www.continentalstock.com

To access this service, visit the website above.

You will be asked for your 4 digit Personal Identification Number (PIN).

If you do not know your PIN, or need assistance with Internet access or any other shareholder service,

please contact Continental at 1-800-509-5586.

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú

[ LOGO ]

COMMON STOCK	COMMON STOCK

BALDOR ELECTRIC COMPANY

Proxy Solicited on Behalf of the Board of Directors

for Annual Meeting of Shareholders on April 24, 2004

The undersigned hereby appoints R. S. Boreham, Jr. and John A. McFarland, and each of them, with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Shareholders of Baldor Electric Company, to be held at the Fort Smith Convention Center located at 800 Rogers Avenue, Fort Smith, Arkansas, on Saturday, April 24, 2004, at 10:30 a.m., local time, and all adjournments thereof, and to vote, as indicated on the reverse side of this proxy card, the shares of Common Stock of Baldor Electric Company which the undersigned is entitled to vote with all the powers the undersigned would possess if present at the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and all adjournments thereof.

If no direction is made, this proxy will be voted FOR the election of directors.

PLEASE VOTE YOUR SHARES PROMPTLY USING THE INTERNET, MAIL, OR TELEPHONE.

ADDRESS CHANGES OR COMMENTS?

(Continued, and to be marked, dated and signed, on the other side)

BACK OF PROXY CARD

VOTE BY TELEPHONE OR INTERNET

[ TELEPHONE GRAPHIC ]                             [ COMPUTER GRAPHIC ]

QUICK * * * EASY * * * IMMEDIATE

BALDOR ELECTRIC COMPANY

Voting by telephone or Internet is quick, easy and immediate. As a Baldor Electric Company shareholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 12:00 noon CST on April 22, 2004.

To Vote by Internet

www.continentalstock.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

To Vote by Phone

1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE CARD BELOW IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

To Vote by Mail

Mark, sign and date your proxy card below, detach it, and return it in the postage-paid envelope provided.

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú

Proxy by Mail	Please mark your votes like this ☒

BALDOR ELECTRIC COMPANY	COMMON STOCK

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. Election of Directors	For	Withhold	Mark the box to the right if you plan to attend the Annual Meeting on April 24, 2004.	☐
	☐	☐

To withhold authority to vote for any individual nominee, Strike a line through that nominee’s name in the list below.			Mark the box to the right if you have noted an address change or made comments on the other side of this card.	☐

Nominees: R.S. Boreham, Jr., R. L. Qualls, Barry K. Rogstad

COMPANY ID:

PROXY NUMBER:

Please be sure to sign and date this Proxy Card.			ACCOUNT NUMBER:

Signature	Signature	Date

Please sign exactly as your name(s) appear(s) hereon. When signing as Attorney, Executor, Trustee, Guardian, or Officer of a Corporation, please give title as such. For joint accounts, all named holders should sign. If you receive more than one proxy card, please follow the instructions indicated on each card.

FRONT OF DIRECTION CARD

AMVESCAP

is the trustee for the

Baldor Electric Company Employees’ Profit Sharing and Savings Plan.

Access to your Baldor investment elections

are available on the Internet at

www.AmvescapRetirement.com

To access this service, visit the website above.

You will be asked for your Social Security Number and your 4 digit Personal

Identification Number (PIN).

If you do not know your PIN, please call AMVESCAP at 1-800-881-8520 as soon as possible to request a new PIN.

AMVESCAP will mail a new PIN directly to your home.

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú

[ LOGO ]

PROFIT SHARING AND SAVINGS PLAN	PROFIT SHARING AND SAVINGS PLAN

BALDOR ELECTRIC COMPANY

Annual Meeting of Shareholders on April 24, 2004

The undersigned, a participant in the Baldor Electric Company Employees’ Profit Sharing and Savings Plan (the “Plan”), hereby directs AMVESCAP, as Trustee (the “Trustee”) of the Plan Trust (the “Trust”), at the Annual Meeting of Shareholders of Baldor Electric Company, to be held at the Fort Smith Convention Center located at 800 Rogers Avenue, Fort Smith, Arkansas, on Saturday, April 24, 2004, at 10:30 a.m., local time, and all adjournments thereof, to vote, as indicated on the reverse side of this direction card, the shares of Common Stock of Baldor Electric Company which the undersigned is entitled to vote with all the powers the undersigned would possess if present at the meeting. This direction card, when properly executed, will be voted in the manner directed herein by the undersigned participant. As Trustee, you are authorized to vote the shares of the undersigned upon such other business as may properly come before the meeting and all adjournments thereof.

If no direction is made, voting will be controlled by the terms of the Plan and the Trust.

In order for the Trustee to vote the shares of the Plan, your voting direction must be received no later than 12:00 noon, local time (CST), on April 22, 2004.

PLEASE VOTE YOUR SHARES PROMPTLY USING THE INTERNET, MAIL, OR TELEPHONE.

ADDRESS CHANGES OR COMMENTS?

(Continued, and to be marked, dated and signed, on the other side)

BACK OF DIRECTION CARD

VOTE BY TELEPHONE OR INTERNET

[ TELEPHONE GRAPHIC ]                            [ COMPUTER GRAPHIC ]

QUICK * * * EASY * * * IMMEDIATE

BALDOR ELECTRIC COMPANY

Voting by telephone or Internet is quick, easy and immediate. As a Baldor Electric Company shareholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the direction card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the direction card. Votes submitted electronically over the Internet or by telephone must be received by 12:00 noon CST on April 22, 2004.

To Vote by Internet

www.continentalstock.com

Have your direction card available when you access the above website. Follow the prompts to vote your shares.

To Vote by Phone

1-800-293-8533

Use any touch-tone telephone to vote. Have your direction card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE CARD BELOW IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

To Vote by Mail

Mark, sign and date your direction card below, detach it and return it in the postage-paid envelope provided.

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú

Proxy by Mail	Please mark your votes like this ☒

BALDOR ELECTRIC COMPANY	PROFIT SHARING AND SAVINGS PLAN

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, VOTING WILL BE CONTROLLED BY THE TERMS OF THE PLAN AND THE TRUST.

1. Election of Directors	For	Withhold	Mark the box to the right if you plan to attend the Annual Meeting on April 24, 2004.	☐
	☐	☐

To withhold authority to vote for any individual nominee, Strike a line through that nominee’s name in the list below.			Mark the box to the right if you have noted an address change or made comments on the other side of this card.	☐

Nominees: R. S. Boreham, Jr., R. L. Qualls, Barry K. Rogstad

COMPANY ID:

PROXY NUMBER:

Please be sure to sign and date this Direction Card.			ACCOUNT NUMBER:

Signature	Signature	Date

Please sign exactly as your name(s) appear(s) hereon. When signing as Attorney, Executor, Trustee, Guardian, or Officer of a Corporation, please give title as such. For joint accounts, all named holders should sign. If you receive more than one proxy card, please follow the instructions indicated on each card.